UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 17, 2015

REVETT MINING COMPANY, INC.
(Exact name of small business issuer in its charter)

Delaware	46-4577805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11115 East Montgomery, Suite G
Spokane Valley, Washington 99206
(Address of principal executive offices)

Registrant’s telephone number: (509) 921-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On April 17, 2015, Revett Mining Company, Inc. (the “Revett”) and two of its subsidiaries, Revett Silver Company and Revett Holdings, Inc., entered into a Term Loan and Security Agreement (the “Agreement”) with Hecla Mining Company (“Hecla”).

The Agreement is attached to this current report as Exhibit 2.1 and is incorporated herein by reference to provide you with information concerning its terms. It is not intended to provide any other factual information about Revett or the transaction described in the Agreement. Such information can be found elsewhere in other public filings the Revett has made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The information disclosed under Item 9.01 is incorporated herein by reference.

As previously announced, Hecla and Revett have entered into a merger agreement pursuant to which Hecla will acquire Revett. Hecla will file with the SEC a registration statement on Form S-4 (or amendment thereto) that will include the Proxy Statement of Revett that also constitutes a prospectus of Hecla. Hecla and Revett plan to mail the Proxy Statement/Prospectus to Revett's shareholders in connection with the transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HECLA, REVETT, THE TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Hecla and Revett through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement/Prospectus and other documents filed by Hecla with the SEC by contacting Hecla's Investor Relations department at Hecla Mining Company; Investor Relations; 1-800-HECLA91 (1-800-432-5291); hmc-info@hecla-mining.com., and will be able to obtain free copies of the Proxy Statement/Prospectus and other documents filed by Revett by contacting Revett Investor Relations at 509-921-2294 or by calling 1 866 921 2294.

Hecla and Revett and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Revett in respect of the transaction described the Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Revett in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Hecla's directors and executive officers is contained in Hecla's Annual Report on Form 10-K for the year ended December 31, 2014 and its Proxy Statement on Schedule 14A, dated April 8, 2014, which are filed with the SEC. Information regarding Revett's directors and executive officers is contained in Revett's Annual Report on Form 10-K for the year ended December 31, 2014 and its Proxy Statement on Schedule 14A, dated May 6, 2014, which are filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1	Term Loan and Security Agreement (and exhibits thereto) dated April 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REVETT MINING COMPANY, INC.

Date: April 17, 2015	By:	/s/ John Shanahan
John Shanahan
President and Chief Executive Officer